                                                                   EXHIBIT 10.14


                                                                [EXECUTION COPY]

                    AMENDED AND RESTATED INTERBANK AGREEMENT

      This Amended and Restated Interbank Agreement (this "Agreement") is made as of May 29, 1998 by and among Canadian Imperial Bank of Commerce, New York Agency (the "Agent"), Banque Nationale de Paris, San Francisco Branch (the "Co-Agent") and each of the Banks listed on the signature pages hereof (each, a "Bank" and collectively, the "Banks"), and CIBC [Asia] Ltd., as assuming bank (the "Assuming Bank"), and is acknowledged and agreed to by StorMedia International, Ltd. and Strates Pte. Ltd., (the "Borrowers"), StorMedia Incorporated (the "Parent Guarantor"), and StorMedia Foreign Sales Corporation ("FSC"), Akashic Memories Corporation ("Akashic") and Strates Sdn. Bhd. ("AKT") (FSC, Akashic and AKT are collectively referred to hereinafter as the "Subsidiary Guarantors"). The Borrowers, the Parent Guarantor and the Subsidiary Guarantors shall collectively be referred to hereinafter as the "Loan Parties", each a "Loan Party". Capitalized terms used in this Agreement without definition shall have the respective meanings assigned to such terms, whether directly or indirectly by reference, in the Amended and Restated Credit Agreement (as defined below), and the "Other Definitional Provisions" in Section 1.02 of the Amended and Restated Credit Agreement shall likewise govern this Agreement.

                                    RECITALS

      A. The Borrowers, the Parent Guarantor, the Banks, the Agent, the Co-Agent, and Canadian Imperial Bank of Commerce, Singapore Branch, as the Designated Issuer ("Designated Issuer") entered into that certain Credit Agreement dated as of August 23, 1996 (as amended, supplemented or otherwise modified through the date hereof, the "Existing Credit Agreement").

      B. The Agent, the Co-Agent, the Banks, and the Designated Issuer entered into that certain Interbank Agreement dated as of January 24, 1997, acknowledged and agreed to by the Borrowers and the Parent Guarantor (the "Existing Interbank Agreement"). The Existing Interbank Agreement sets forth the terms pursuant to which some Banks issued letters of credit for the account of the Parent Guarantor and for the benefit of the Assuming Bank (the "L/Cs") and the Assuming Bank agreed to fund certain loans on behalf of those Banks, all in connection with and as required by the Existing Credit Agreement. In addition, the Borrowers, the Parent Guarantor, the Agent, the Co-Agent, the Banks, and Designated Issuer, are parties to that certain side letter agreement (the "Side Letter") dated as of January 24, 1997.

      C. On December 31, 1997, FSC, a wholly-owned Subsidiary of Parent Guarantor, acquired all of the outstanding capital stock of Akashic, through the merger of StorMedia Acquisition Corporation, a wholly-owned Subsidiary of FSC, with and into Akashic. In connection with such acquisition, certain of the other Loan Parties purchased the patents and applications pending in Akashic's parent corporation, Kubota Corporation.

      D. Pursuant to a series of consents and limited waivers, the Agent, the Co-Agent, the Banks and the Designated Issuer deferred certain principal payments in respect of the Term Loan and waived certain Events of Default arising out of the Loan Parties' failure to comply with certain provisions of the Existing Credit Agreement.

      E. The Parent Guarantor, the Subsidiary Guarantors, the Borrowers and the other Loan Parties propose to enter into a financial restructuring (the "Restructuring"), pursuant to which, among other things, one or more of the Loan Parties will (i) enter into certain financing transactions with Foothill Capital Corporation pursuant to which funds in the minimum amount of no less than $15,000,000 will be made available on the Effective Date, (ii) receive the proceeds of an Equity Investment in the aggregate amount of $8,000,000, and
(iii) issue $8,000,000 in subordinated debt to Seagate Technology, Inc. In connection with the Restructuring, the Loan Parties are executing and entering into an "Amended and Restated Credit Agreement", dated as of May 29, 1998 and certain other Loan Documents as defined therein.

      F. As a further condition to the Restructuring, the Loan Parties, the Banks, the Agent and the Co-Agent desire to amend and restate the Existing Interbank Agreement in its entirety pursuant to this Agreement and to amend and restate the Side Letter, it being understood and agreed that with respect to any date or time period occurring and ending prior to the Effective Date, the rights and obligations of the parties thereto shall be governed by the Existing Interbank Agreement, the Side Letter and the other Loan Documents (as defined in the Existing Credit Agreement).

      G. The Borrowers and the Parent Guarantor are willing to confirm and agree to repay amounts drawn under the L/Cs and otherwise ratify, acknowledge and agree to the arrangements among the Banks and the Assuming Bank set forth in this Agreement.

      H. The Banks and the Assuming Bank are willing to agree to the requests of the Borrowers and the Parent Guarantor, provided that the parties confirm, acknowledge and agree to their respective rights and duties with respect to the L/Cs and the ratable sharing of amounts collected from Borrowers and the Parent Guarantor under the Amended and Restated Credit Agreement and this Agreement.

      NOW, THEREFORE, in consideration of the mutual promises and agreements contained in this Agreement, the parties hereto agree as follows:

                                    AGREEMENT

      1. Defined Terms. As used in this Agreement, the following terms have the following meanings:

      "Aggregate Assumed Funding Amount": The aggregate amount of the Term Loan funded by the Assuming Bank.

      "Assumed Funding Amount": The amount of each L/C Bank's pro rata share of the Term Loan funded by the Assuming Bank.

      "Assuming Bank": CIBC [Asia] Ltd., in its capacity as Assuming Bank under this Agreement.

      "BNP": Banque Nationale de Paris, Singapore Branch.

      "Collateral": As defined in the Security Agreements.

      "Cost of Funds": As to any Loan, (i) with respect to LIBO Rate Loans, the LIBO Rate, and (ii) with respect to Base Rate Loans, the interest rate per annum quoted by the Assuming Bank as its cost of funds at the time of the requested Loan.

      "Fleet": Fleet National Bank.

      "Funding Banks": BNP and CIBC [Asia] Ltd., each in its capacity as a funding bank under this Agreement.

      "Funding Date": The date established by the Agent and communicated to the other parties hereto as the Funding Date.

      "L/C": The letters of credit issued by the L/C Banks in an amount equal to their pro rata share of the Term Loan, in favor of the Assuming Bank, substantially in the form attached hereto as Exhibit B.

      "L/C Bank": Sanwa, Union, and Fleet, each of which has issued an L/C in accordance with the terms of this Agreement. The term "L/C Bank" shall also apply to any purchasers from and successors and assigns of Sanwa, Union and Fleet which issue an L/C in accordance with the terms of this Agreement.

      "L/C Fee": The fee payable for the account of the L/C Banks as described in Section 3(a) hereof.

      "Letter of Credit Agreements": The Letter of Credit Agreements among the L/C Banks and the Parent Guarantor and the Agent, copies of which are attached hereto as Exhibit A.

      "Sanwa": Sanwa Bank California.

      "Union": Union Bank of California, N.A.

      2. THE TERM LOAN, LETTERS OF CREDIT AND L/Cs.

            (a) L/C Banks, Funding Banks, and Assuming Bank. Sanwa, Union and Fleet each agree to act as an L/C Bank with respect to the Term Loan on the terms and conditions set forth herein. BNP and CIBC [Asia] Ltd. each agree to act as a Funding Bank with respect to the Term Loan subject to the terms and conditions of the Amended and Restated Credit Agreement. CIBC [Asia] Ltd. agrees to act as the Assuming Bank for the L/C Banks for the Term Loan, on the terms and conditions set forth herein. Each L/C Bank has entered into a separate Letter of Credit Agreement with the Guarantor and the Agent (copies of which are attached as Exhibit A hereto). Each L/C Bank has issued its L/C in the form attached as Exhibit B hereto. Each L/C shall cover only the payment of principal (and not interest) of the Term Loan. The parties agree that the issuance by each L/C Bank of its L/C on the terms set forth herein and other provisions of the L/Cs as described herein, together with the funding of the Term Loan (by the Assuming Bank or otherwise), satisfies such L/C Bank's obligations under the Amended and Restated Credit Agreement to make the Term Loan, for all purposes of the Loan Documents. The parties further agree that each L/C Bank shall constitute a "Bank" (as defined in the Amended and Restated Credit Agreement) for all purposes of the Loan Documents, and that each L/C Bank is entitled to all of the rights, benefits, protections, and privileges of a Bank under the Loan Documents.

            (b) The Term Loan.

            (i) As of the Effective Date, the outstanding principal balance of the Term Loan shall total not less than $38,333,333.

            (ii) Demands for payments under each L/C shall not in the aggregate exceed the Effective Stated Amount. The Effective Stated Amount of an L/C Bank's L/C shall at all times be equal to its respective pro rata share of the Term Loan. The "Effective Stated Amount" of each L/C initially equaled each L/C Bank's respective pro rata share of the outstanding Term Loan, and has been and shall thereafter be reduced as follows: (i) each drawing made under each L/C shall automatically and permanently reduce the Effective Stated Amount of each L/C by the amount of the drawing; (ii) the Effective Stated Amount of each L/C shall be permanently reduced by the amount of any regularly scheduled payment of principal paid to the Agent for the benefit of the Assuming Bank and applied to the outstanding principal portion of each L/C Bank's respective pro rata share of the Term Loan; and (iii) the Effective Stated Amount of each L/C shall be permanently reduced by the amount of any mandatory or optional prepayment made by or on behalf of Borrowers and paid to the Agent for the benefit of the Assuming Bank and applied towards the principal of each L/C Bank's respective pro rata share of the Term Loan. The Effective Stated Amount of the L/Cs once reduced shall not be reinstated for any reason.

      3. Fees and Interest.

            (a) L/C Fees and Interest. Guarantor will pay to the Agent, for the benefit of each L/C Bank (ratably in accordance with the Effective Stated Amount of their respective L/Cs), in arrears on each Interest Payment Date, an L/C Fee equal to three percent (3.00%) on the average daily balance of the Effective Stated Amount of the L/Cs; provided, however, that effective upon notice from the Agent or Majority Banks under Section 2.04(d) of the Amended and Restated Credit Agreement, the L/C Fee shall equal five percent (5%) on the average daily balance of the Effective Stated Amount of their respective L/Cs. Borrowers' obligation to pay interest on the Term Loan as provided in Section 2.04 of the Amended and Restated Credit Agreement shall only apply to the principal amount of the Term Loan funded by the Funding Banks.

            (b) Cost of Funds. Borrowers will pay to the Agent, for the benefit of the Assuming Bank, in arrears on each Interest Payment Date, the Assuming Bank's Cost of Funds on the average daily balance of the Aggregate Assumed Funding Amount.

            (c) Administrative Fee. Parent Guarantor will pay to the Agent, for the benefit of the Assuming Bank, in arrears on each Interest Payment Date, an administrative fee equal to twenty basis points on the average daily balance of the aggregate Effective Stated Amount of all L/Cs outstanding during that period.

      4. Drawings. Upon the failure by Borrowers to make a required principal payment (whether scheduled, following notice of prepayment, upon acceleration or otherwise) under the Amended and Restated Credit Agreement with respect to the Term Loan, which failure results in an Event of Default as defined in the Amended and Restated Credit Agreement, or upon the commencement of a proceeding relating to bankruptcy, insolvency, reorganization, or relief of debtors in respect of one or more of the Loan Parties, which has resulted in an Event of Default as defined in the Amended and Restated Credit Agreement, the Agent shall notify the Assuming Bank of such Event of Default not later than 1:00 p.m., New York time, on the date such Event of Default occurs, and the Assuming Bank may draw on the L/Cs in such amounts as are allowed therein.

      5. Payments.

            (a) Payments under Amended and Restated Credit Agreement and Loan Documents. All payments from the Loan Parties under the Amended and Restated Credit Agreement or other Loan Documents shall be made to the Agent. In the event any Bank shall receive any payment directly from any of the Loan Parties, such payment shall be delivered to Agent in the original form as received. The Agent shall distribute and apply all payments received from the Loan Parties under the Amended and Restated Credit Agreement and other Loan Documents as follows:

                  (i) If a payment received by the Agent is in the exact amount due according to the records of the Agent such that upon distribution of such payment to the Assuming Bank, the Funding Banks, or other Banks, as the case may be, no amount will remain due and owing to such Assuming Bank, Funding Banks or other Banks under any of the Loan Documents, the Agent shall distribute and apply the payment in accordance with the terms of the Loan Documents.

                  (ii) If a payment received by the Agent is in an amount other than the exact amount due according to the records of the Agent, notwithstanding any provision in the Security Agreements or other Loan Document to the contrary, the Agent shall distribute and apply such payment as follows:

                        1. Such payment shall first be applied to interest, L/C Fees, Cost of Funds and principal then due and payable, and distributed to the Banks, the Assuming Bank, and the Funding Banks, as applicable, ratably in accordance with the amounts of interest, L/C Fees, Cost of Funds and principal then due and payable to each such Bank, Assuming Bank or Funding Bank. Principal payments shall be distributed to the Assuming Bank, the Funding Banks or other Banks ratably in accordance with the then outstanding amount of the Term Loan funded by each of the Assuming Bank, the Funding Banks or other Banks. For purposes of this Section, payments by L/C Banks of drawings made on L/Cs shall constitute "funding" of the Term Loan to the extent of such payments, and payments received by the Assuming Bank from drawings made on L/Cs shall be deducted from the amount of the Term Loan funded by the Assuming Bank.

                        2. The remainder of such payment shall then be applied to Administrative Fees and Agent fees then due and payable, and distributed to the Banks, Assuming Bank, and Agent, as applicable, ratably in accordance with the amounts of Administrative Fees and Agent fees then due and payable to each such Bank, Assuming Bank or Agent.

                        3. The remainder of such payment shall then be applied to other fees, expenses, and other amounts then due and payable, and distributed to such Banks or other parties that are owed such amounts, as determined by Agent.

            (b) Sharing of Payments. For the purposes of Section 3.12 of the Amended and Restated Credit Agreement, the Obligations of the Loan Parties under the Loan Documents shall include (i) the obligation of the Parent Guarantor to reimburse each L/C Bank for amounts drawn under the L/Cs and (ii) the obligation of the Parent Guarantor to pay L/C Fees to the L/C Banks.

            (c) Majority Banks. For purposes of determining the "Majority Banks" under the Amended and Restated Credit Agreement, the Effective Stated Amount under each L/C Bank's issued L/C shall be deemed to constitute a "Term Loan" by such L/C Bank. CIBC [Asia] Ltd., in its capacity as the Assuming Bank, shall not be considered a "Bank" under the Amended and Restated Credit Agreement except as expressly provided in this Agreement.

            (d) Returned Payments. If any payment received by the Agent or any Bank and paid over, distributed or applied as contemplated hereby is subsequently set aside, avoided, or for any reason required to be returned, each Person that received a distribution in respect of such payment shall, upon demand by the Agent or such Bank, as the case may be, pay to the Agent or such Bank the amount of the distribution received by such Person, and the obligations owing to such Person, in respect of which such payment was originally made, shall be restored to the extent such payment was set aside, avoided, or returned.

      6. Letter of Credit Agreements. All reimbursement payments made pursuant to a Letter of Credit Agreement shall be made to the Agent, who shall apply and distribute such payments in accordance with Section 5 hereof. Each L/C Bank irrevocably appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under each Letter of Credit Agreement as are delegated to the Agent by the terms thereof, including remedial and enforcement actions and powers, together with such powers as are reasonably incidental thereto, all subject to the terms of Article VIII of the Amended and Restated Credit Agreement. No L/C Bank may unilaterally exercise any rights or powers it may have under a Letter of Credit Agreement except upon the instructions of the Majority Banks, and such instructions shall be binding upon all Banks.

      7. Ratable Interests.

            (a) Rights in Collateral. Subject to Section 10, the Agent, the Loan Parties and each Bank acknowledge and agree that the rights and interests inuring to each Bank under the Amended and Restated Credit Agreement, Security Agreements or other Loan Documents with respect to such Bank's rights to participate in, or receive any distribution in respect of any collateral, security, guaranty, or other credit support, shall be allocated ratably without preference or priority among the Banks in accordance with their pro rata shares of the Term Loan and reimbursement obligations under L/Cs. Without limiting the foregoing, any proceeds of sales of Collateral, or any other payments or distributions in respect of the Collateral, or in respect of the Guaranty shall be distributed and applied in accordance with the provisions of Section 5 hereof.

            (b) No Impairment. Nothing contained in this Agreement shall be construed to limit or impair the rights of the Agent or the Banks under the Loan Documents or otherwise. The Agent, the Banks, the Borrowers, and the Parent Guarantor agree that the ratable sharing and distribution provisions set forth in this Agreement shall apply notwithstanding the fact that the Parent Guarantor or a Borrower is the primary obligor with respect to any particular, Obligation or Loan Document.

      8. Assignment to Assuming Bank. The parties agree that notwithstanding any provision of the Amended and Restated Credit Agreement to the contrary (including, but not limited to, Section 9.06), any Bank may assign, from time to time, all or any portion of its pro rata share of the Term Loan to the Assuming Bank, without notice to or the consent of the Agent, the Borrowers, the Parent Guarantor, or any other Bank, on such terms as the assigning Bank and the Assuming Bank determine are appropriate. Upon any such assignment, and to the extent thereof, the Assuming Bank shall constitute a "Bank" under the Amended and Restated Credit Agreement and the Loan Documents, entitled to all of the rights, benefits, protections and privileges of a Bank under the Loan Documents.

      9. Yield Protection Provisions. The Assuming Bank shall at all times constitute a "Bank" under the Amended and Restated Credit Agreement for purposes of Sections 3.04, 3.05, 3.07, 3.08 and 3.09 thereof.

     10. Subrogation Rights of Assuming Bank. Notwithstanding any other provision in this Agreement, if for any reason any L/C Bank shall fail to honor a drawing attempted by the Assuming Bank under a L/C which attempted drawing was made in accordance with the terms of this Agreement and the L/C, then at Assuming Bank's option, the rights of the Assuming Bank shall be subrogated to the rights of such L/C Bank under the Amended and Restated Credit Agreement and the other Loan Documents to the extent of that portion of the Loan for which such drawing was attempted, and the Assuming Bank shall constitute a "Bank" under the Amended and Restated Credit Agreement and the other Loan Documents to the extent of that portion of the Loan for which such drawing was attempted.

      11. Resignation of Assuming Bank. The Assuming Bank may resign at any time for any reason, or without any reason, by giving written notice thereof to the Agent, which resignation shall be effective on the date specified in the notice regardless of whether a successor Assuming Bank is selected pursuant to the remainder of this Section. Upon any such resignation, the L/C Banks shall have the right (a) to select a successor Assuming Bank with the Loan Parties' consent (so long as no Event of Default or Potential Event of Default is then continuing) which consent shall not be unreasonably withheld or delayed; or (b) to not select a successor Assuming Bank. At the time such resignation shall become effective, (i) each L/C Bank shall deposit immediately available funds in the amount of the outstanding portion of such L/C Bank's Assumed Funding Amount to the account of the Agent for the benefit of the resigning Assuming Bank within five (5) Business Days of receipt of an invoice for such amounts, and
(ii) the Loan Parties agree to pay all accrued and unpaid Cost of Funds, Administrative Fees and other fees in respect of that part of the Term Loan funded by the Assuming Bank prior to such resignation to the Agent, for the benefit of the Assuming Bank, within five (5) Business Days of receipt of an invoice for such amounts. The acceptance of any selection as the Assuming Bank hereunder by a successor Assuming Bank shall be evidenced by an agreement entered into by such successor, in a form satisfactory to the Agent, and, from and after the effective date of such agreement (i) such successor shall have all the rights and obligations of the resigning Assuming Bank under this Agreement and the other Loan Documents and (ii) references herein and in the other Loan Documents to the term "Assuming Bank" shall be deemed to refer to such successor or to any previous Assuming Bank, or to such successor Assuming Bank and all previous Assuming Banks, as the context shall require. After the effective date of the resignation of the Assuming Bank hereunder, the resigning Assuming Bank shall remain a party hereto and shall continue to have all the rights of the Assuming Bank under this Agreement and the Loan Documents to the extent necessary to collect amounts due the Assuming Bank (or to the Agent for the benefit of the Assuming Bank) in respect of that part of the Term Loan funded by the Assuming Bank prior to such resignation, but shall not be required to comply with any other obligation of the Assuming Bank hereunder or under any other Loan Document. In the event the Assuming Bank resigns hereunder, and provided that no successor shall have been selected and shall have accepted such selection as specified herein prior to the effective date of the Assuming Bank's resignation, then upon the date of the final indefeasible payment to the Assuming Bank of all amounts owing to it hereunder and under the other Loan Documents, (A) this Agreement shall be void and (B) the Side Letter shall be void.

      12. Resignation. Upon the downgrading of the credit rating of any L/C Bank to BBB+ or below as determined by Moody's (or if Moody's no longer publishes bank credit ratings, an equivalent credit rating determined by a reputable firm which publishes such ratings), the Assuming Bank may, at its option, require such L/C Bank to provide a facing letter of credit from a bank to which Moody's has assigned a credit rating of at least AAA-, or resign as specified herein.

      13. Records. Agent shall keep and maintain internal records of the Term Loan and other amounts funded by each Bank, Funding Bank, or Assuming Bank, including all amounts of principal, interest, fees, expenses or other amounts owing hereunder to each Bank, Funding Bank, Assuming Bank or Agent; all amounts in respect of the L/Cs, including the Effective Stated Amount under the L/Cs, and drawings made thereon; and all payments made by or on account of any Loan Parties. The records maintained by the Agent in respect of such amounts shall be deemed conclusive absent manifest error.

      14. Indemnification of Assuming Bank. The Assuming Bank shall at all times constitute a "Bank" under the Amended and Restated Credit Agreement for purposes of Sections 3.05 and 3.11 thereof.

      15. Further Assurances. At any time and from time to time each of the parties hereto shall execute and deliver such further instruments and take such further action as may reasonably be necessary to effectuate the purposes of this Agreement.

      16. General Provisions.

            (a) Loan Document. This Agreement is a Loan Document under the Amended and Restated Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

            (b) Incorporation by Reference of Certain Provisions. Any provision in the Amended and Restated Credit Agreement or in any other Loan Document that is of general applicability to the Loan Documents shall be and hereby is incorporated in this Agreement as though set forth in full.

            (c) Time of Essence. Time is of the essence for the performance of all obligations set forth in this Agreement.

            (d) Severability. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

            (e) Entire Agreement. This Agreement, together with the Amended and Restated Credit Agreement and the other Loan Documents, constitute the entire agreement of the parties with respect to the subject matter hereof.

            (e) Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.

            (f) Binding Effect; Governing Law. This Agreement shall be binding upon and inure to the benefit of all the parties hereto, except that Loan Parties shall not have the right to assign their rights hereunder or any interest herein without the prior written consent of the Agent and all the Banks. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to its choice of law doctrine.

            (g) Survival. All covenants, representations and warranties made in this Agreement shall continue in full force and effect until the termination of the Amended and Restated Credit Agreement and the final indefeasible payment in full in cash of all amounts owing thereunder.

            (h) Obligations Several. The obligation of each Bank hereunder is several, and no Bank shall be responsible for the obligation or commitment of any other Bank hereunder. Nothing contained in this Agreement and no action taken by the Banks pursuant hereto shall be deemed to constitute the Banks to be a partnership, an association, a joint venture or any other kind of entity.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                        CANADIAN IMPERIAL BANK OF COMMERCE,
                                        New York Agency, as Agent

                                        By:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------

                                        BANQUE NATIONALE DE PARIS,
                                        San Francisco Branch,
                                        as Co-Agent


                                        By:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------

                                        By:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------

                                        ASSUMING BANK:

                                        CIBC [Asia] LTD.

                                        By:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------

                                        BANKS:

                                        CIBC [Asia] LTD.

                                        By:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------

                                        BANQUE NATIONALE DE PARIS,
                                        Singapore Branch


                                        By:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------

                                        By:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------

                                        FLEET NATIONAL BANK

                                        By:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------

                                        SANWA BANK CALIFORNIA


                                        By:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------

                                        UNION BANK OF CALIFORNIA, N.A.


                                        By:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------

          Each of the undersigned (i) acknowledges its receipt of a copy of the foregoing Amended and Restated Interbank Agreement dated as of May 29, 1998 (the "Amended and Restated Interbank Agreement") and agrees to the terms thereof,
(ii) confirms and ratifies its obligations under the Letter of Credit Agreements and forms of L/Cs attached as Exhibits A and B, respectively, to the Amended and Restated Interbank Agreement, (iii) acknowledges that such Letter of Credit Agreements and L/Cs remain in full force and effect and (iv) agrees that each reference in the Letter of Credit Agreements and the L/Cs to (A) the Credit Agreement shall be deemed to a reference to the Amended and Restated Credit Agreement (as defined in the Amended and Restated Interbank Agreement), (B) the Interbank Agreement shall be deemed to be a reference to the Amended and Restated Interbank Agreement and (C) the Side Letter shall be deemed to be a reference to Side Letter, as amended and restated in connection with the Amended and Restated Interbank Agreement.

                                        STORMEDIA INTERNATIONAL, LTD.,
                                        as a Borrower

                                        By:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------


                                        STRATES PTE. LTD., as a Borrower

                                        By:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------


                                        STORMEDIA INCORPORATED,
                                        as Parent Guarantor

                                        By:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------

                            ACKNOWLEDGED AND AGREED:


                                        STORMEDIA FOREIGN SALES CORPORATION,
                                        as a Subsidiary Guarantor

                                        By:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------


                                        AKASHIC MEMORIES CORPORATION,
                                        as a Subsidiary Guarantor

                                        By:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------


                                        STRATES SDN. BHD.,
                                        as a Subsidiary Guarantor

                                        By:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT A
                          [LETTER OF CREDIT AGREEMENTS]

                              (please see attached)

                                    EXHIBIT A

                                  [FORM OF LC]

                              (please see attached)

                                    EXHIBIT A

                                  [FORM OF L/C]

                                    EXHIBIT B

                                  [FORM OF L/C]

                              (please see attached)


                                       B-1